UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 14, 2020
Date of Report (Date of earliest event reported)
__________________________________________
HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan	001-15141	38-0837640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue
Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MLHR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)    Compensatory Arrangements of Certain Officers.

The Board of Directors of Herman Miller, Inc. (the “Company”) has terminated the ten percent reduction in cash compensation that was imposed on a majority of the Company’s salaried workforce, including the executive officers named below, in April of this year, effective August 2020.
In addition, on July 14, 2020, the Board approved the grant of premium-priced stock options to the Company’s leadership team, including each of the named executive officers listed in the table below.
The premium-priced option awards are intended to further align the leadership team with the goal of increasing shareholder value. These awards enhance the focus on the long-term impact of the critical steps management is taking to aid in the recovery from the effects of the COVID-19 pandemic on the business and position the Company for future growth. The Board determined to grant premium-priced stock options, as opposed to other forms of incentive compensation, because of the long-term nature of options and their direct alignment with share price appreciation. These options vest ratably over a three year period commencing on the first anniversary of the grant date and are in addition to the Company’s customary long-term incentive awards for fiscal year 2021.
The exercise price of each option was established at 110% of the closing stock price on the grant date (July 14, 2020). The option grants include the following:

Named Executive Officer	No. of Shares Subject to Options Granted	Closing Stock Price on Date of Grant	Exercise Price
Andrea R. Owen - President & CEO	275,930	$21.38	$23.52
Jeffrey M. Stutz - Executive VP & CFO	75,040	$21.38	$23.52
Jeremy J. Hocking - President, Herman Miller International	45,445	$21.38	$23.52
B. Ben Watson - Chief Creative Officer	62,560	$21.38	$23.52

SIGNATURE
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	July 17, 2020	HERMAN MILLER, INC.
(Registrant)
		By:	/s/ Kevin J. Veltman Kevin J. Veltman
Vice President of Investor Relations & Treasurer (Duly Authorized Signatory for Registrant)